Exhibit 10.9(b)

AMENDMENT NO. 1

TO ARATANA THERAPEUTICS, INC.

2010 EQUITY INCENTIVE PLAN

Approved by the Board of Directors: October 28, 2011

Approved by the Stockholders: October 28, 2011

THIS AMENDMENT NO. 1 TO 2010 ARATANA THERAPEUTICS, INC. EQUITY INCENTIVE PLAN (this “Amendment”) is made and entered into as of November 1, 2011.

WHEREAS, the Board of Directors (the “Board”) and the requisite Stockholders (the “Stockholders”) of Aratana Therapeutics, Inc., a Delaware corporation (the “Company”), approved and adopted the 2010 Aratana Therapeutics, Inc Equity Incentive Plan (the “Plan”) on December 23, 2010;

WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Plan; and

WHEREAS, in accordance with Section 11.2 of the Plan, the Board and the Stockholders desire to amend the Plan as set forth in this Amendment.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows:

1.	AMENDMENT TO SECTION 4.1. Section 4.1 of the Plan is hereby amended by replacing 1,500,000 shares with 2,500,000 shares.

2.	MISCELLANEOUS.

a.	No Other Amendment. Except as specifically amended by this Amendment, the terms and conditions of the Plan shall remain unchanged and in full force and effect.

b.	Execution by Facsimile. The exchange of copies of this Amendment and of signature pages thereto by facsimile transmission or by e-mail transmission in portable digital format, or similar format, shall constitute effective execution and delivery of such instrument(s) and may be used in lieu of the original Amendment for all purposes.

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IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed as of the date first above written.

ARTANA THERAPEUTICS, INC.

/s/ Linda Rhodes
By:	Linda Rhodes
Its:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO 2010 EQUITY INCENTIVE PLAN]